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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  Date of report (Date of
                  earliest event reported):        April 7, 2000

                                  VIATEL, INC.

               (Exact Name of Registrant as Specified in Charter)

 Delaware                           000-21261                  13-3787366
 (State or Other                   (Commission               (I.R.S. Employer
 Jurisdiction                       File Number)             Identification No.)
 of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200



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Item 5.  Other Events.

         On April 7, 2000, Viatel, Inc. (the "Company") announced its intention to raise approximately (euro)200 million through an offering of Senior Notes Due 2008. This offering is expected to be completed in April 2000. The notes will be sold to investors in the United
States pursuant to a private placement under Rule 144A and to investors outside the United States pursuant to Regulation S.

         A copy of the Company's press release, dated April 7, 2000, is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable.

         (b)   Pro Forma Financial Information.

                     Not Applicable.

         (c)   Exhibits.

                     The following exhibit is filed with this Report.

Exhibit No.       Description

99                Press Release of the Company, dated April 7, 1999.

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                                   SIGNATURES


               Pursuant to the  requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VIATEL, INC.

Date:  April 7, 2000                          By:    /s/ JAMES P. PRENETTA
                                                  ------------------------------
                                               Name:   James P. Prenetta
                                               Title:  Senior Vice President
                                                       and General Counsel


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EXHIBIT LIST

Exhibit No.       Description

99                Press Release of the Company, dated April 7, 2000.